Investor Presentation Delek Logistics Partners November 2022 Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; distributions, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities, including the 3 Bear acquisition; implementation of ESG goals; long-term value creation from capital allocation; targeted internal rates of return; execution of strategic initiatives and the benefits therefrom, and minimum volume commitments. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the fact that a substantial majority of Delek Logistics' contribution margin is derived from Delek US, thereby subjecting it to Delek US' business risks; risks and costs relating to the age and operation hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics’ assets and business performance, including margins generated by its wholesale fuel business; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding the impact of military conflict in Ukraine and future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the results of our investments in joint ventures; adverse changes in law with respect to tax and regulatory matters; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including the integration of the 3 Bear acquisition; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; the ability of the Wink to Webster joint venture to operate the long-haul pipeline; the ability of the Red River joint venture to operate the Red River pipeline; the ability to grow the Big Spring Gathering System; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income before net interest expense, income tax expense, depreciation and amortization expense, including amortization of customer contract intangible assets, which is included as a component of net revenues in our accompanying condensed consolidated statements of income; • Distributable cash flow - calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. Delek Logistics believes this is a liquidity measure by which users of its financial statements can assess its ability to generate cash; • Distributable cash flow, as adjusted for transaction costs, or Distributable cash flow, as adjusted - distributable cash flow adjusted to exclude significant, infrequently occurring transaction costs; and • Basic gross margin- calculated as net revenues less cost of materials and other. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess Delek Logistics' operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; the ability of Delek Logistics’ assets to generate sufficient cash flow to make distributions to its unitholders; Delek Logistics' ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Delek Logistics believes that the presentation of EBITDA, distributable cash flow; distributable cash flow coverage ratio and basic gross margin provide useful information to investors in assessing its financial condition, its results of operations and the cash flow its business is generating. EBITDA, distributable cash flow, distributable cash flow coverage ratio and basic gross margin should not be considered in isolation or as alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net income and net cash provided by operating activities. These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other partnerships in its industry, Delek Logistics’ definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

• Current distribution: $0.99/LP unit qtr; $3.96/LP unit annualized (1); ~7.1% current yield (2) • Delivered the 5% distribution CAGR in 2021; another 5% expected in 2022 • MVC’s underpin ~67% of gross margins, providing stability to cash flows Overview (NYSE: DKL) • Net Income of $44.7 million, net cash from operating activities of $164.4 million • Adjusted Distributable Cash Flow $69.9 million(4) ; DCF coverage ratio of 1.62x • EBITDA of $89.0 million(3); including ~$4.2 million of adverse acquisition related expenses 3Q22 Highlights Investment Overview • $193.1 million of unused credit facility plus $14.9 million of cash as of September 30, 2022 • Leverage ratio of ~4.35x(3) as of September 30, 2022 • Strategic focus to maintain strong coverage and reduction in leverage ratios Balance Sheet • Expanding Permian Gathering System based on accelerating producer activity • Capitalizing on third party revenue generating opportunities • Constantly exploring M&A market for future growth options Business Initiatives • Integrating 3 Bear assets and personnel into Delek Logistics • Financial contribution ramping up as anticipated; strong sequential increase in 3Q22 • Acquisition provides diversity in product lines (adds natural gas & water) and geographically into Delaware Basin 3 Bear Acquisition (1) Annualized distribution based on quarterly distribution for quarter ended September 30, 2022 paid on November 10, 2022 to unitholders of record as of November 4, 2022. (2) Pricing as of 11/15/2022. (3) Leverage ratio based on last 12 months (“LTM”) EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on Form 8-K for each respective period. (4) Represents distributable cash flows adjusted to exclude transaction costs associated with the 3 Bear Acquisition. 3

Organizational Structure following 3 Bear Acquisition 3Bear Acquisition Summary • Delek Logistics acquired 100% membership interests in 3Bear, a premier crude, gas and water gathering, processing and disposal business in the Northern Delaware Basin (the “Acquisition”) • Transaction valued at $628 million (the Acquisition is expected to result in a multiple of ~6.25x 2023 EBITDA) • The 3 Bear Acquisition was financed through a combination of cash on hand and borrowings under the DKL Credit Facility • Transaction was completed and closed on June 1, 2022 21.1% interest (9.2 million Common limited partner units)(1) 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 78.9% interest (34.3 million Common limited partner units)(1) Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Non-economic ownership interest (1) Ownership of DKL as of 9/30/2022. 100% 100% 3Bear Delaware Holding – NM, LLC (“3Bear”) 4

Asphalt 5 asphalt terminals located in: 1) El Dorado, AR 2) Muskogee, OK 3) Memphis, TN 4) Big Spring, TX 5) Henderson, TX Logistics  10 terminals  ~1,600 miles of pipeline & gathering infrastructure  10.2mmbbls storage capacity  Permian gathering assets  West Texas wholesale  JV crude oil pipelines: RIO / Caddo / Red River  >200 company-operated trucks  Rail Infrastructure and fleet  Own ~78.9% of DKL Source 207kbpd from Permian Basin • Growing gathering system • Wink to Webster JV Crude Oil Pipeline Cushing Optionality: 100kbpd RIO CADDO Integrated Company with Asset Diversity and Scale Strategically located assets with leverage to domestic crude Retail  ~248 stores  Southwest US locations  West Texas locations  4 NTI’s  7-Eleven Rebranding to DK Refining  302kbpd in total  El Dorado, AR  Tyler, TX  Big Spring, TX  Krotz Springs, LA  Crude oil supply: 262kbpd WTI linked currently  Increasing crude oil optionality through Red River expansion  Wink to Webster JV Renewables GCE Bakersfield Renewable Diesel Option 33.3% for $13.3M Approximately 40mm gallons of annual biodiesel production capacity: 1) Crossett, AR 2) Cleburne, TX 3) New Albany, MS 5

DKL’s 1st ever Sustainability Report was published on May 2, 2022. The Report contains DKL’s 1st ever disclosures of Scope 1 and Scope 2 greenhouse gas emissions. 2021-2022 Sustainability Report will be published in Q4 of 2022. 6

Delek Logistics Partners, LP Overview

Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers • ~805 miles (1) of crude and product transportation pipelines, including the 195- mile crude oil pipeline from Longview to Nederland, TX • ~ 600-mile crude oil gathering system in AR • ~200-mile Gathering System in the Midland Basin • Storage facilities with 10 million barrels of shell capacity • Rail offloading facilities Pipelines/Transportation Segment • Wholesale and Marketing business in West Texas • 10 light product terminals in TX, TN, AR • Approx. 1.4 million barrels of shell capacity Wholesale/Terminalling Segment (1) Includes approximately 240 miles of leased pipeline capacity. 8

Multi-Year MVC Contracts Contract Highlights • The Lion/SALA Gathering System is supported by a long-term contract that includes three take-or-pay commitments • Initial term of 5 years, maximum term of 15 years • Crude oil transportation throughput of 73.2k bpd in 2022, supported by a MVC of 46kbpd • Refined products transportation throughput of 65.8k bpd in 2022, supported by a MVC of 40kbpd • Crude oil gathering throughput of 14.4k bpd in 2022, supported by a MVC of 14kbpd • East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50k bpd • Big Spring marketing agreement: contractual agreement with DK with MVC of 65k bpd • DPG contractual throughput volume of 131.3k bpd $43 $43 $44 $42 $52 $52 $53 $48 $52 $57 $54 $51 $57 $37 $7 $8 $8 $9 $16 $16 $15 $15 $16 $17 $15 $18 $17 $40$11 $14 $13 $11 $6 $14 $9 $9 $12 $11 $11 $12 $16 $39 $61 $66 $65 $62 $74 $82 $77 $72 $80 $85 $80 $81 $90 $116 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 $ in m ill io ns Contracted Min Basic Gross Margin Contracted Excess Basic Gross Margin Uncontracted Basic Gross Margin 67% of 3Q22 Basic Gross Margin from Minimum Volume Commitments (MVCs) 3% 8% 49% 40% < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years Duration of Contracts as of 3Q22 9

10 Financial Flexibility and Growing Distributable Cash Flow 1) Reconciliation of EBITDA to Net Income provided on page 27. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. 2) Reconciliation of distributable cash flow to net cash from operating activities and EBITDA to net income in reconciliations starting on page 26. 3) Last 12 months as of September 30, 2022. Solid Net Income and EBITDA performance $62.8 $69.4 $90.2 $96.8 $159.3 $164.8 $158.1 $97.3 $115.0 $164.0 $178.9 $245.3 $265.1 $289.2 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2016 2017 2018 2019 2020 2021 LTM 2022 $ in m ill io ns Net Income EBITDA (3) $83.0 $85.0 $121.6 $127.0 $207.7 $215.8 $231.2 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 2021 LTM 2022 $ in m ill io ns Distributable Cash Flow DCF supports distribution growth(2) $243$243$244$244$244$244$245$245$245$245$245$246$246$246$246$247$247$247$247 $394$394$394$395$395$395$495$494$533$457$461 $597$596$588$695$750$761$747$738 $289$261$258$264 $881$806 $205$206 $317$393$389 $253$254$262$155$100 $89 $103$113 $561$589$592$586 $119$193 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $ in m ill io ns Revolver Unused Capacity Revolver Borrowings $400 million 7.125% Sr. Notes (net of fees) $250 million 6.75% Sr. Notes (net of discount/fees) Financial Flexibility has enabled continued growth (1) (3)

11 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 26. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. 5) Based on adjusted distributive cash flow, please see reconciliations starting on page 26 DKL Distribution and Leverage Ratio

DKL Asset & Joint Venture Detail

Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position Caddo Pipeline • Delek Logistics (50%)/Plains Pipeline L.P. (50%) • Cost: $123 million • Capacity: 80,000 bpd • Length: 80 miles • Completed: January 2017 • Provides El Dorado refinery with incremental crude supply source RIO Pipeline (Delaware Basin) • MPLX (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 145,000 bpd • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines 13

Transportation from Cushing to Longview; Increased crude oil optionality  Increased from 65kbpd to 100kbpd following expansion;  Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX  From Longview, TX DKL has access to:  Delek US refining system providing ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third-party pipelines  Increases potential WTI-Brent exposure with limited cost to the company Longview  Expansion from 150kbpd to 235kbpd completed during 3Q 2020  Transportation from Cushing to Longview; Increased crude oil optionality  DKL purchased 33% interest in May 2019  Approx. $128.0 million initial investment; financed with revolver  DKL contributed approximately $17.0 million to the expansion, of which $3.5 million was included in initial investment in May 2019  MVC annualized EBITDA  $13.5 to $15.5 million annualized EBITDA pre-expansion  Increases to $20.0 to $25.0 million annualized EBITDA post- expansion Red River Pipeline JV Midstream: Red River Pipeline Joint Venture 14

Midstream: Permian Gathering System Gathering Allows Our Customers Crude Quality & Cost Control Permian Gathering System  Approximately 200-mile gathering system  350kbpd throughput capacity  >300,000 dedicated acres expected in 2022  Points of origin: Howard, Borden, Martin and Midland counties  Total terminal storage of 650k bbls  Connection to Big Spring, TX terminal  Getting closer to wellhead allows our customers the ability to control crude quality & cost  Drop down to DKL completed in Q1 2020  Gathering increases access to barrels  Creates optionality to place barrels:  Big Spring (local refinery)  Midland  Colorado City (access other refineries)  Wink (to Gulf Coast)  Control quality and participate in blending opportunities Delek Logistics Acquired 1Q20  CAPEX in 2022 ~$81 million  $28 million comprised of DK MVC  Balance focused on 3rd party  $34 - $36 million expected annualized EBITDA underpinned by DK MVC  Currently 123kbpd MVC for Permian Gathering System in addition to 50kbpd MVC for a 3rd party interconnect Growth in DPG 15 50,000 60,000 70,000 80,000 90,000 100,000 110,000 120,000 130,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 DP G Vo lu m e (B PD )

16 Several Visible Pathways for Growth Focused around developing Permian platform; Growing logistics asset base at sponsor Balance Sheet Supportive • $14.9 million cash & $193.1 million unused credit facility at September 30, 2022 on $1 billion revolving credit facility • Leverage ratio was ~4.35x (2) at end of 3Q22 • Have maintained strong coverage and leverage ratios Organic Growth • Expanding Big Spring Gathering business based on producer demand in Permian Basin • Expanded Red River pipeline; Evaluate Paline Pipeline capacity Financial Flexibility Creates Opportunities to Develop Platform Opportunities • Growth opportunities include both drop downs from sponsor Delek US and/or potential M&A Benefit from Operations • Improving demand backdrop for oil and oil products post pandemic • Strong demand supports elevated utilization of refining and logistics assets, including DKL assets Ability to Leverage Relationship with Delek US Midstream Growth Initiatives • Permian-based refining system with 207,000 bpd of Permian crude access (1) • Big Spring Gathering System in the Permian Basin (asset dropped to DKL end of 1Q20) • Wink to Webster long haul crude oil pipelines joint venture investment • Krotz Springs midstream assets Distribution • Driven by strong performance and strong coverage and leverage ratios Focus on continued distribution growth (1) Please see page 5 for additional information related to Delek US’ position in the Permian. (2) Leverage ratio based on LTM EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on Form 8-K for each respective period. Acquisitions • Acquired 33% interest in Red River pipeline joint venture from Plains Pipeline, L.P. in May 2019 • Acquired 100% of 3 Bear on June 1, 2022; expands third party revenue, product mix and geography in Permian

17 2022 Valuation Relative to Peer Average EV-to-EBITDA Consistency: DKL Has Increased Quarterly Distributions Consecutively Since IPO in 4Q12 (1) Based on Factset as of November 15, 2022. 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x DKL HEP MPLX PAA NS MMP ET EPD EV/EBITDA (consensus estimates) 2022 2023 22 Avg 23 Avg

18 Wells Fargo: A Look at Midstream ROIC “DKL has generated the highest value and cash returns over the past five years (2015-20) compared to its peers” (1) Source: Wells Fargo 20 15 -2 02 0 20 21 Drivers  The execution of dropdowns and third-party acquisitions at attractive multiples  Scalable platform and cost controls  Capital reimbursements from DK  Inflation escalators in most contracts  A predominantly fee-based cash flow profile

19 Overarching Objectives and Key Initiatives

3Bear Acquisition

• Recently constructed asset in the most active area of the Delaware Basin (Lea and Eddy County, NM) • ~485 miles of in-ground pipeline currently • 88 MMcf/d of gas processing capacity; 140kbpd of crude gathering capacity supported by 120k bbls of storage; 200kbpd salt water disposal; offers producers one-stop-shop • Substantial upside optionality through expansion of existing facilities and infrastructure High Quality 3-Stream Revenue Investment Considerations for 3Bear Acquisition Increased Exposure to Highly Economic Delaware Basin, Third-Party Revenue; Expands Geographic and Commodity Diversification • Entry into the Delaware Basin which supports Delek’s long-term growth and integration strategies • Footprint anchored by long-term, fixed fee contracts (avg. remaining contract tenor of ~10 yrs.(1)) supported by a diverse group of Permian focused producers with 13 active rigs on dedicated acreage (2) • >3,000 remaining drilling locations(3) on dedicated acres provides visibility for long-term cash flow Attractive Footprint in the Heart of the Delaware • Significantly increases third party revenue and diversifies customer mix • Expands Permian presence from the Midland Basin to the Delaware Basin • Broadens product mix with increased exposure to natural gas and water • Long-term fixed fee contracts mitigates commodity exposure Enhances Diversification and Stability • Immediately accretive to Distributable Cash Flow and Coverage Ratios supporting 5% annual distribution growth • Strong Free Cash Flow generation enables a deleveraging profile near-term • Capital needs increase FY 2022 guidance by ~$10mm to approximately $80 million Accretive Transaction • Significant carbon capture optionality reinforces Delek’s commitment to ESG initiatives • Water recycling operations reduce total freshwater consumption and use in the Permian • Multiple GHG reduction projects underway providing CO2 reduction in the near term • Additional options offer potential to improve clean energy initiatives ESG Initiatives (1) Weighted-average by acreage. (2) Per Enverus as of Q4 2021. (3) Per third-party consultants. 21

3 Bear: Established Infrastructure in the Delaware Basin Asset Overview  3Bear Delaware Holding - NM, LLC (“3Bear”) is a premier, three-stream midstream business located in the core of Northern Delaware Basin (Lea & Eddy County, New Mexico)  Integrated crude, gas, and water infrastructure  Anchored by a diversified, high-quality customer base with ~350,000 dedicated acres  Activity underpinned by producer development capital and 100% fixed-fee contracts  Connectivity to multiple 3rd party oil, gas, and NGL downstream interconnects offering customers access to key USGC markets Gas Gathering & Processing Crude Gathering & Storage Water Gathering & Disposal Dedicated Acreage 57,600 160,160 132,480 Avg. Remaining Contract Tenor (Yr.) 11 9 9 Current Volumes 12/31 48 MMcf/d 65kbpd 80kbpd System Capacity 88 MMcf/d Processing 120 Mbbl Storage 200kbpd Disposal Pipeline Capacity 150 MMcf/d 140kbpd 220kbpd Miles of Pipeline 95 220 170 Key Statistics Diversified, Delaware Focused Customer Base Lea NEW MEXICO Eddy TX NM NM  Diverse customer base of investment grade, public, and private operators  18+ customers across the 3Bear systems  <6% average customer concentration based 3Bear’s dedicated acreage portfolio 22

Rio State Line Terminal Midland Big Springs Colorado City Abilene Fort Worth Dallas Waco Hewitt Cushing Little Rock Memphis El Dorado Shreveport Longview Tyler Beaumont Monroe Krotz Spring New Orleans Nashville Knoxville Brentwood OK AR TN LA NM NM TX Permian Basin Gathering Assets East Texas Logistics System TX Sala Gathering System El Dorado DKL + 3Bear: Integrated Company with Diversity and Scale Strategically located assets with leverage to Domestic production 23

3Bear Acquisition: Diversifying Cash Flows via Third-Party Revenues (1) Calculated based on 2021 Pipelines and Transportation Segment revenue from affiliate and third-party, as disclosed in our 2021 Annual Report on Form 10-K. (2) Estimated based on forecasted post-close 2023 revenue. (3) Estimated based on forecasted post-close 2023 contribution margin. 6% 94% Pipeline Revenue Before (1) Third-Party Sponsor 35% 65% Estimated Pipeline Revenue Post-Close (2) Third-Party Sponsor 40% 60% Companywide Estimated Contribution Margin Post-Close (3) Third-Party Sponsor 24

Appendix

26 1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. 2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Maint. & reg. Capital Expenditure excludes an incorrectly classified 1Q2021 Tagalong project expense item. The item amounted to $731K in Q1 2021 and to $837K in Q2 2021 thus the Q1 2021 Maint. & Reg. Capital Expenditures were lower by $731K. In Q2 2021 the $731K was re-classified to growth on the cumulative Q2 2021 amount. Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting. DKL: Reconciliation of Distributable Cash Flow (dollars in millions, except coverage) 2013 (2) 1Q14 (2) 2Q14(2) 3Q14(2) 4Q14(2) 2014 (2) 1Q15(2) 2Q15 3Q15 4Q15 2015 (2)(3) 1Q16 2Q16 3Q16 4Q16 2016 (3) Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $49.4 $14.4 $31.2 $20.1 $20.8 $86.6 $15.8 $30.8 $20.2 $1.3 $68.0 $26.4 $31.2 $29.2 $13.9 $100.7 Accretion of asset retirement obligations (0.2) (0.1) (0.1) (0.1) 0.0 (0.2) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.3) Deferred income taxes (0.3) 0.0 (0.1) (0.0) 0.2 0.1 (0.2) 0.2 0.0 0.0 (0.0) - - - 0.2 0.2 Gain (Loss) on asset disposals (0.2) - (0.1) - (0.0) (0.1) (0.0) 0.0 - (0.1) (0.1) 0.0 - (0.0) - 0.0 Changes in assets and liabilities 8.3 3.4 (6.0) (1.6) 3.0 (1.2) 3.3 (7.3) 3.6 20.5 20.1 (5.4) (7.1) (10.0) 7.7 (14.9) Distributions from equity method investments Maint. & Reg. Capital Expenditures (5.1) (0.8) (1.0) (0.8) (3.9) (6.5) (3.3) (3.9) (3.5) (2.7) (13.4) (0.7) (0.9) (0.7) (3.6) (5.9) Reimbursement for Capital Expenditures 0.8 - - - 1.6 1.6 1.6 1.8 2.0 0.2 5.5 0.2 0.2 0.4 2.4 3.3 Distributable Cash Flow $52.9 $17.0 $24.0 $17.7 $21.8 $80.3 $17.1 $21.4 $22.2 $19.0 $79.8 $20.4 $23.3 $18.8 $20.6 $83.0 Distribution Coverage Ratio (1) 1.35x 1.61x 2.02x 1.42x 1.67x 1.68x 1.25x 1.49x 1.47x 1.18x 1.35x 1.20x 1.29x 0.98x 1.00x 1.11x Total Distribution (1) $39.3 $10.5 $11.9 $12.4 $13.1 $47.9 $13.7 $14.4 $15.1 $16.1 $59.3 $17.1 $18.1 $19.3 $20.5 $75.0 (dollars in millions, except coverage) 1Q17 2Q17 3Q17 4Q17 (3) 2017(3) 1Q18 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 2Q20 3Q20 4Q20 2020 1Q21 (4) 2Q21 (4) 3Q21 4Q21 2021 1Q22 2Q22 3Q22 Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $23.5 $23.9 $30.5 $13.3 $91.2 $23.7 $28.0 $6.0 $95.3 $153.0 $26.2 $24.1 $34.3 $45.8 $130.4 $34.8 $37.5 $62.3 $58.4 $193.0 $61.7 $85.8 $74.8 $52.9 $275.2 $47.9 $85.1 $164.4 Accretion of asset retirement obligations (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.4) (0.1) (0.1) (0.1) (0.1) (0.4) (0.1) (0.1) (0.1) (0.1) (0.4) (0.1) (0.1) (0.1) (0.1) (0.5) (0.1) (0.1) (0.2) Deferred income taxes - (0.1) (0.0) 0.3 0.1 - - - (0.2) (0.2) - - (0.1) (0.6) (0.7) (1.3) (0.9) (0.1) 0.6 (0.4) (0.1) - (0.1) (0.2) (0.4) - - (0.1) Gain (Loss) on asset disposals (0.0) 0.0 0.0 0.0 0.0 (0.1) 0.1 (0.7) (0.2) (0.9) (0.0) 0.0 0.1 0.1 0.2 - - - - - - - - - - - - Changes in assets and liabilities (3.6) 0.9 (8.5) 10.3 (0.9) 3.7 6.2 28.1 (64.9) (26.9) 3.2 7.8 3.2 (14.8) (0.6) 5.6 19.3 (2.5) 1.2 19.8 (10.9) (29.8) (16.3) 5.5 19.8 6.0 (26.9) (94.5) Non-cash lease expense - - - - - - - - - - (1.0) (0.4) (1.1) 2.4 (0.2) (2.9) (0.3) (1.6) (3.8) (6.1) (2.0) (2.5) (2.5) (2.7) (6.1) (1.8) (9.7) (2.1) Distributions from equity method investments - - - 0.8 0.8 0.7 0.3 0.2 1.2 0.8 - - - 0.8 0.1 1.6 1.0 0.0 2.7 3.9 1.5 0.8 2.5 2.7 0.6 1.2 - Maint. & Reg. Capital Expenditures (2.2) (2.1) (0.7) (4.4) (9.4) (0.3) (1.0) (2.4) (3.6) (7.3) (0.8) (1.0) (3.7) (2.9) (8.5) (0.9) (0.1) 0.0 (0.5) (1.3) (0.5) (1.1) (0.9) (4.5) (1.3) (0.8) (0.2) (2.1) Reimbursement for Capital Expenditures 0.9 0.5 0.4 1.7 3.5 0.4 0.3 1.3 1.1 3.1 0.7 0.7 1.2 3.2 5.8 0.0 0.0 0.0 0.2 0.3 0.4 0.0 0.0 0.2 0.7 - - 0.0 Other Operating Income (Expense), net - - - - - - - - - - - - - - - - - - - - 0.1 0.1 (0.3) 0.1 - - - 0.1 Distributable Cash Flow $18.4 $23.0 $21.6 $21.9 $85.0 $28.0 $33.5 $32.4 $27.6 $121.6 $29.0 $31.2 $33.7 $33.0 $126.9 $35.4 $57.0 $59.1 $55.9 $207.6 $52.6 $53.8 $55.5 $53.9 $290.1 $51.7 $49.4 $65.6 Transaction costs - - - - - - - - - - - - - - - - - - - - - - - - - - 6.2 4.2 Distributable Cash Flow, as adjusted $18.4 $23.0 $21.6 $21.9 $85.0 $28.0 $33.5 $32.4 $27.6 $121.6 $29.0 $31.2 $33.7 $33.0 $126.9 $35.4 $57.0 $59.1 $55.9 $207.6 $52.6 $53.8 $55.5 $53.9 $290.1 $51.7 $55.6 $69.8 Distribution Coverage Ratio (1) 0.88x 1.06x 0.97x 0.96x 0.97x 1.17x 1.34x 1.25x 1.02x 1.19x 1.06x 1.08x 1.11x 1.08x 1.08x 1.15x 1.58x 1.50x 1.41x 1.42x 1.31x 1.32x 1.34x 1.30x 1.78x 1.21x 1.15x 1.52x Distribution Coverage Ratio, as adjusted (1) 0.88x 1.06x 0.97x 0.96x 0.97x 1.17x 1.34x 1.25x 1.02x 1.19x 1.06x 1.08x 1.11x 1.08x 1.08x 1.15x 1.58x 1.50x 1.41x 1.42x 1.31x 1.32x 1.34x 1.30x 1.78x 1.21x 1.30x 1.62x Total Distribution (1) $21.0 $21.8 $22.3 $22.8 $87.9 $24.0 $25.0 $26.0 $26.9 $101.9 $27.4 $28.9 $30.3 $30.6 $117.3 $30.9 $36.0 $39.3 $39.5 $145.7 $40.0 $40.8 $41.3 $41.3 $163.4 $42.6 $42.8 $43.1

271) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns. Note: May not foot due to rounding. DKL: Income Statement and Non-GAAP EBITDA Reconciliation 2013(1) 1Q14(1) 2Q14 3Q14 4Q14 2014 (1) 1Q15(2) 2Q15 3Q15 4Q15 2015(2) 1Q16 2Q16 3Q16 4Q16 2016 Net Revenue $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 $124.7 $448.1 Cost of Materials and Other (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) ($88.8) (302.2) Operating Expenses (excluding depreciation and amortization presented below) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) ($8.8) (37.2) Contribution Margin $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 $27.2 $108.7 Depreciation and Amortization (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) ($5.6) (20.8) General and Administration Expense (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) ($2.3) (10.3) Gain (Loss) on Asset Disposal (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) $0.0 0.0 Operating Income $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 $19.2 $77.7 Interest Expense, net (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) ($3.7) (13.6) (Loss) Income from Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) ($0.4) (1.2) Income Taxes (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.129) ($0.1) $0.3 (0.1) Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 EBITDA: Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 Income Taxes 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 0.13 (0.28) 0.1 Depreciation and Amortization 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 5.4 5.6 20.8 Amortization of customer contract intangible assets - - - - - - - - - - - - - - - - Interest Expense, net 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 3.4 3.7 13.6 EBITDA $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 $24.4 $97.3 1Q17 2Q17 3Q17 4Q17 2017 1Q18 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 2Q20 3Q20 4Q20 2020 1Q21 2Q21 3Q21 4Q21 2021 1Q22 2Q22 3Q22 Net Revenue $129.5 $126.8 $130.6 $151.2 $538.1 $167.9 $166.3 $164.1 $159.3 $657.6 $152.5 $155.3 $137.6 $138.6 $584.0 $163.4 $117.6 $142.3 $140.1 $563.4 $152.9 $168.5 $189.6 $189.9 $700.9 $206.6 $266.8 $294.0 Cost of Materials and Other (92.6) (85.0) ($89.1) ($106.1) (372.9) (119.0) (106.0) ($105.6) ($98.4) (429.1) ($96.3) ($93.9) ($72.6) ($73.8) (336.5) ($101.3) ($43.9) ($60.7) ($63.2) (269.1) ($81.2) ($88.7) ($105.1) ($109.4) (384.4) ($126.2) ($176.4) ($177.7) Operating Expenses (excluding depreciation and amortization presented below) (10.4) (10.0) (10.7) (12.3) (43.3) (12.6) (14.9) (15.4) (15.9) (58.7) (16.1) (17.3) (18.4) (22.3) (74.1) (14.7) (12.4) (14.3) (14.9) (56.2) (14.9) (15.5) (17.3) (13.8) (61.5) (18.1) (21.0) (25.9) Contribution Margin $26.5 $31.8 $30.8 $32.8 $121.9 $36.3 $45.3 $43.1 $45.0 $169.8 $40.2 $44.2 $46.5 $42.5 $173.3 $47.4 $61.3 $67.3 $62.0 $238.0 $56.9 $64.3 $67.2 $66.7 $255.0 $62.3 $69.4 $90.4 Depreciation and Amortization (5.2) (5.7) (5.5) (5.5) (21.9) (6.0) (7.0) (6.7) (6.3) (26.0) (6.6) (6.6) (6.6) (6.9) (26.7) (6.3) (8.7) (9.5) (11.3) (35.7) (10.7) (10.0) (10.2) (11.9) (42.8) (10.3) (13.4) (19.5) General and Administration Expense (2.8) (2.7) (2.8) (3.6) (11.8) (3.0) (3.7) (3.1) (7.4) (17.2) (4.5) (5.3) (5.3) (5.8) (20.8) (6.1) (4.7) (6.1) (5.6) (22.6) (4.1) (6.1) (6.1) (5.5) (21.8) (5.1) (13.8) (12.0) Gain (Loss) on Asset Disposal 0.0 0.0 (0.0) (0.0) (0.0) - 0.1 (0.7) (0.2) (0.8) (0.0) 0.0 0.1 (0.1) (0.0) 0.1 - - (0.0) 0.1 0.1 0.1 (0.3) 0.1 0.1 0.1 Operating Income $18.5 $23.4 $22.6 $23.7 $88.1 $27.3 $34.7 $32.6 $31.1 $125.8 $29.1 $32.3 $34.7 $29.7 $125.8 $35.0 $47.9 $51.7 $45.1 $179.8 $42.1 $48.4 $50.6 $49.3 $190.5 $46.9 $42.2 $59.0 Interest Expense, net (4.1) (5.5) (7.1) (7.3) (23.9) (8.1) (10.9) (11.1) (11.2) (41.3) (11.3) (11.4) (12.5) (12.2) (47.3) (11.8) (10.7) (10.4) (10.0) (42.9) (9.7) (11.7) (14.5) (14.3) (50.2) (14.3) (16.8) (22.6) (Loss) Income from Equity Method Invesments 0.2 1.2 1.6 1.9 5.0 0.8 1.9 1.9 1.5 6.2 2.0 4.5 8.4 5.0 19.8 5.6 6.5 4.9 5.8 22.7 4.0 6.6 7.3 6.6 24.6 7.0 7.1 8.6 Other (Expense) Income - - - - - - - - - - - (0.5) - (0.1) (0.6) - - 0.1 - (0.1) (0.0) (0.0) 0.1 0.0 0.1 (0.0) 0.0 0.0 Income Taxes (0.1) (0.1) (0.2) 0.6 0.2 (0.1) (0.1) (0.1) (0.2) (0.5) (0.1) (0.1) (0.1) (0.7) (1.0) (1.0) 0.7 (0.2) (0.2) (0.2) (0.2) (0.2) 0.2 0.0 (0.2) (0.1) (0.3) (0.4) Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 $44.4 $46.3 $40.7 $159.2 $36.2 $43.2 $43.6 $41.7 $164.7 $39.5 $32.2 $44.7 EBITDA: Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 $44.4 $46.3 $40.7 $159.2 $36.2 $43.2 $43.6 $41.7 $164.7 $39.5 $32.2 $44.7 Income Taxes 0.1 0.1 0.2 ($0.6) (0.2) 0.1 0.1 0.1 $0.2 0.5 0.1 0.1 0.1 0.7 1.0 1.0 (0.7) (0.2) 0.1 0.2 0.2 0.2 (0.2) (0.0) 0.2 0.1 0.3 0.4 Depreciation and Amortization 5.2 5.7 5.5 5.5 21.9 6.0 7.0 6.7 6.3 26.0 6.6 6.6 6.6 6.9 26.7 6.3 8.7 9.5 11.3 35.7 10.7 10.0 10.2 11.9 42.8 10.3 13.4 19.5 Amortization of customer contract intangible assets - - - - - 0.6 1.8 1.8 1.8 6.0 1.8 1.8 1.8 1.8 7.2 1.8 1.8 1.8 1.8 7.2 1.8 1.8 1.8 1.8 7.2 1.8 1.8 1.8 Interest Expense, net 4.1 5.5 7.1 7.3 23.9 8.1 10.9 11.1 11.2 41.3 11.3 11.4 12.5 12.2 47.3 11.8 10.6 10.4 10.0 42.9 9.7 11.7 14.5 14.3 50.2 14.3 16.8 22.6 EBITDA $23.9 $30.3 $29.7 $31.1 $115.0 $34.7 $45.4 $43.0 $40.7 $163.9 $39.4 $44.8 $51.5 $43.3 $178.9 $48.7 $64.8 $67.8 $63.9 $245.3 $58.7 $66.8 $69.9 $69.7 $265.1 $66.0 $64.5 $89.0 Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

28 DKL: Reconciliation of Basic Gross Margin (dollars in millions) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 DKL: Reconciliation of Basic Gross Margin Net Revenues $152.5 $155.3 $137.6 $138.6 $163.4 $117.6 $142.3 $140.1 $152.9 $168.5 $189.6 $189.9 $206.6 $266.8 $294.0 Cost of Sales $117.7 $116.6 $96.2 $102.2 $121.1 $63.7 $83.3 $88.6 $105.7 $113.1 $131.6 $134.2 $153.6 $209.6 $221.9 Gross Margin $34.8 $38.7 $41.4 $36.4 $42.3 $53.9 $59.0 $51.5 $47.2 $55.4 $58.0 $55.7 $53.0 $57.2 $72.1 Add back: Operating expenses (excluding depreciation and amortization) $15.3 $16.5 $17.5 $22.0 $14.0 $11.6 $13.7 $14.6 $14.3 $14.9 $16.8 $13.2 $17.5 $20.3 $25.9 Depreciation and Amortization $6.1 $6.2 $6.1 $6.4 $5.8 $8.2 $8.9 $10.8 $10.2 $9.5 $9.7 $11.6 $9.9 $12.9 $19.5 Basic gross margin $56.2 $61.4 $65.0 $64.8 $62.1 $73.7 $81.6 $76.9 $71.7 $79.8 $84.5 $80.5 $80.4 $90.4 $117.5

29 Summary of Certain Contracts This does not include 3 Bear contracts

30 Summary of Certain Contracts Footnotes [1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11] [12] [13] [14] Note: The Paline Pipeline agreements executed in February 2018 were excluded from the table above as their non-cancelable terms are less than one year. A Information obtained from the applicable agreement. While the agreements specifies a throughput and offloading fee/bbl, there are no minimum volume commitments contained within the agreement. Initial term of 10 years with a unilateral option to extend the agreement by two additional 5-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). Agreed to the respective executed agreements. Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Tyler Terminal and Tankage Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL. The Tyler Crude Agreement extended thru 2026 as disclosed in the 2017 10-K. Agreement has a term of 5 years per Products Transportation Agreement Agreement has a term of eight years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement. Information obtained from the DKL rate increases workbook Information obtained from the applicable agreement. In relation to the fee/bbl, the minimum daily revenue commitment is defined as the minimum throughput multiplied by the LOLA throughput fee irrespective of the Mid- Valley Throughput Fee. Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL. Initial term of 10 years with a unilateral option to extend by Delek per the applicable agreement (see agreement as filed with the SEC). As such, 10 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL. Initial term of 10 years with a unilateral option to extend the agreement by 5 additional years by DKL per the applicable agreement (see agreement as filed with the SEC). We deemed ten years to be the non-cancelable term of the agreements from the perspective of DKL to coincide with the current term of the agreement. Initial term of 5 years with a unilateral option to extend the agreement by two additional 5-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreements from the perspective of DKL. Initial term of 9 years with a unilateral option to extend the agreement by two additional 3-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). As such, 9 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL. Initial term of 8 years with a unilateral option to extend the agreement by two additional 4-year periods by Delek per the applicable agreement (see agreement as filed with the SEC). The First Amendment to the Agreement extended the current term of the agreement to March 31, 2024. As such, 6 years was deemed to be the non-cancelable term of the agreement from the perspective of DKL.

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